BRAZOS MUTUAL FUNDS

                        SUPPLEMENT DATED MAY 26, 2004 TO
             STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2004


Investments in Small Cap Portfolio
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         Effective  May 27,  2004,  Class N and  Class Y shares of the Small Cap
Portfolio are open to new investments at any time. As a result, the limitations regarding investments in shares of the Small Cap Portfolio referenced on page 1, under the heading "History of the Portfolios," are no longer applicable. In addition, the restriction on the exchange of shares of the Small Cap Portfolio referenced on page 49, under the heading "Exchange Privileges," are no longer applicable and shareholders of other Portfolios of Brazos Mutual Funds may acquire shares of the Small Cap Portfolio by exchange.


Exchanges for Shares of the Micro Cap Portfolio
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         In addition, the restriction on the exchange of shares of the Micro Cap
Portfolio referenced on page 49, under the heading, "Exchange Privileges," are not applicable and shareholders of other Portfolios of Brazos Mutual Funds may acquire shares of the Micro Cap Portfolio by exchange.